Exhibit 99.1

INVESTOR CONTACT:	Donald J. MacLeod	FOR IMMEDIATE RELEASE:
	(716) 842-5138	January 18, 2018

MEDIA CONTACT:	C. Michael Zabel
(716) 842-5385

M&T BANK CORPORATION ANNOUNCES 2017 FOURTH QUARTER

AND FULL-YEAR RESULTS

BUFFALO, NEW YORK -- M&T Bank Corporation (“M&T”) (NYSE: MTB) today reported its results of operations for 2017.

GAAP Results of Operations.  Diluted earnings per common share measured in accordance with generally accepted accounting principles (“GAAP”) for the fourth quarter of 2017 were $2.01, up 2% from $1.98 in the similar 2016 quarter.  GAAP-basis net income in the recent quarter aggregated $322 million, compared with $331 million in the final quarter of 2016.  Diluted earnings per common share and GAAP-basis net income were $2.21 and $356 million, respectively, in the third quarter of 2017.  GAAP-basis net income for the fourth quarter of 2017 expressed as an annualized rate of return on average assets and average common shareholders' equity was 1.06% and 8.03%, respectively, compared with 1.05% and 8.13%, respectively, in the year-earlier quarter and 1.18% and 8.89%, respectively, in the third quarter of 2017.

M&T’s financial results for the final quarter of 2017 reflected several notable items.  The Tax Cuts and Jobs Act (“the Tax Act”) was enacted on December 22, 2017, reducing the corporate Federal income tax rate from 35% to 21% and making other changes to U.S. corporate income tax laws.  GAAP requires that the impact of the provisions of the Tax Act be accounted for in the period of enactment.  Accordingly, the estimated incremental income tax expense recorded by M&T in the fourth quarter of 2017 related to the Tax Act was $85 million, representing $.56 of diluted earnings per common share.  The additional expense was largely attributable to the reduction in carrying value of net deferred tax assets reflecting lower future tax benefits resulting from the lower corporate tax rate.  Also during the recent quarter, M&T realized investment securities gains of $14 million (after-tax effect), or $.09 of diluted earnings per common share, largely resulting from the sale of a portion of M&T’s Fannie Mae and Freddie Mac preferred stock holdings.  Finally, M&T contributed an additional $44 million to The M&T Charitable Foundation in the final 2017 quarter, reducing net income by

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$27 million, or $.18 of diluted earnings per common share.  In the aggregate, these items lowered net income by $98 million, or $.65 per diluted common share.

Earnings Highlights

				Change 4Q17 vs.
($ in millions, except per share data)	4Q17	4Q16	3Q17	4Q16	3Q17

Net income	$322	$331	$356	-2%	-9%
Net income available to common shareholders - diluted	$302	$308	$336	-2%	-10%
Diluted earnings per common share	$2.01	$1.98	$2.21	2%	-9%
Annualized return on average assets	1.06%	1.05%	1.18%
Annualized return on average common equity	8.03%	8.13%	8.89%

For the year ended December 31, 2017, diluted earnings per common share were $8.70, up 12% from $7.78 in 2016.  GAAP-basis net income for 2017 aggregated $1.41 billion, 7% higher than $1.32 billion in 2016.  Expressed as a rate of return on average assets and average common shareholders’ equity, GAAP-basis net income for 2017 was 1.17% and 8.87%, respectively, compared with 1.06% and 8.16%, respectively, in 2016.

Darren J. King, Executive Vice President and Chief Financial Officer, commented on M&T’s financial performance, “Financial results in 2017 highlight what was a successful year for M&T.  Strong growth in net interest income, credit costs that were significantly below our historical norms, and well controlled expenses led to a 12% rise in earnings per common share for the year.  Fourth quarter results were negatively impacted by the newly enacted tax legislation, but a lower corporate tax rate in the future should provide many benefits to M&T.  We are proud to carry on the legacy of our long-time Chairman and Chief Executive Officer, Bob Wilmers, through investing in the communities we serve by contributing $50 million during 2017 to The M&T Charitable Foundation, the highest annual amount in our history.”

Supplemental Reporting of Non-GAAP Results of Operations.  M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit intangible and other intangible asset balances, net of applicable deferred tax amounts) and expenses associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature.  The amounts of such “nonoperating” expenses are presented in the tables that accompany this release.  Although “net operating income” as defined by M&T is not a GAAP measure, M&T's management believes that this information helps investors understand the effect of acquisition activity in reported results.

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Diluted net operating earnings per common share were $2.04 in the fourth quarter of 2017, compared with $2.01 in the year-earlier quarter and $2.24 in the third quarter of 2017.  Net operating income during the recent quarter was $327 million, compared with $336 million in the final quarter of 2016 and $361 million in 2017’s third quarter. Expressed as an annualized rate of return on average tangible assets and average tangible common shareholders' equity, net operating income was 1.12% and 11.77%, respectively, in the recent quarter, compared with 1.10% and 11.93%, respectively, in the fourth quarter of 2016 and 1.25% and 13.03%, respectively, in the third quarter of 2017.

For the year ended December 31, 2017, diluted net operating earnings per common share were $8.82, up 9% from $8.08 in 2016.  Net operating income in 2017 increased 5% to $1.43 billion from $1.36 billion in 2016.  Expressed as a rate of return on average tangible assets and average tangible common shareholders’ equity, net operating income was 1.23% and 13.00%, respectively, in 2017 and 1.14% and 12.25%, respectively, in 2016.

Taxable-equivalent Net Interest Income.  Net interest income expressed on a taxable-equivalent basis aggregated $980 million in the fourth quarter of 2017, up 11% from $883 million in the year-earlier quarter. That growth resulted predominantly from a widening of the net interest margin to 3.56% in the recent quarter from 3.08% in the final 2016 quarter. Taxable-equivalent net interest income in the recent quarter was 2% higher than $966 million in the third quarter of 2017. Contributing to that improvement were a 3 basis point widening of the net interest margin and an increase in average earning assets in the recent quarter as compared with the third quarter of 2017. Taxable-equivalent net interest income for the year ended December 31, 2017 aggregated $3.82 billion, up 9% from $3.50 billion in 2016. That improvement was predominantly the result of a widening of the net interest margin from 3.11% in 2016 to 3.47% in 2017.

Taxable-equivalent Net Interest Income

				Change 4Q17 vs.
($ in millions)	4Q17	4Q16	3Q17	4Q16	3Q17

Average earning assets	$109,412	$114,254	$108,642	-4%	1%
Net interest income - taxable-equivalent	$980	$883	$966	11%	2%
Net interest margin	3.56%	3.08%	3.53%

Provision for Credit Losses/Asset Quality.  The provision for credit losses was $31 million in the fourth quarter of 2017, compared with $62 million in the year-earlier quarter and $30 million in 2017’s third quarter. Net charge-offs of loans were $27 million during the recent quarter, compared with $49 million and $25 million in the fourth quarter of 2016 and the third quarter of 2017, respectively.  Expressed as an annualized percentage of average loans outstanding, net charge-offs were .12% and .22% in the final quarters of 2017 and 2016, respectively, and .11% in the third quarter of 2017.  The provision for credit losses was $168 million for the year ended December 31, 2017, compared with $190 million in 2016.  Net loan charge-offs during 2017 and

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2016 totaled $140 million and $157 million, respectively, or .16% and .18%, respectively, of average loans outstanding.

Loans classified as nonaccrual totaled $883 million or 1.00% of total loans outstanding at December 31, 2017, compared with $920 million or 1.01% at December 31, 2016 and $869 million or .99% at September 30, 2017. Nonaccrual Hudson City-related residential real estate loans aggregated $215 million at December 31, 2017, compared with $190 million and $211 million at December 31, 2016 and September 30, 2017, respectively. Assets taken in foreclosure of defaulted loans totaled $112 million at December 31, 2017, compared with $139 million a year earlier and $111 million at September 30, 2017.

Allowance for Credit Losses.  M&T regularly performs detailed analyses of individual borrowers and portfolios for purposes of assessing the adequacy of the allowance for credit losses.  As a result of those analyses, the allowance for credit losses totaled $1.02 billion at December 31, 2017, compared with $989 million at December 31, 2016 and $1.01 billion at September 30, 2017.  The allowance expressed as a percentage of outstanding loans was 1.16% at December 31, 2017, compared with 1.09% at December 31, 2016 and 1.15% at September 30, 2017.

Asset Quality Metrics

				Change 4Q17 vs.
($ in millions)	4Q17	4Q16	3Q17	4Q16	3Q17

At end of quarter
Nonaccrual loans	$883	$920	$869	-4%	2%
Real estate and other foreclosed assets	$112	$139	$111	-20%	1%
Total nonperforming assets	$995	$1,059	$980	-6%	1%
Accruing loans past due 90 days or more (1)	$244	$301	$261	-19%	-6%
Nonaccrual loans as % of loans outstanding	1.00%	1.01%	.99%

Allowance for credit losses	$1,017	$989	$1,013	3%	—
Allowance for credit losses as % of loans outstanding	1.16%	1.09%	1.15%

For the period
Provision for credit losses	$31	$62	$30	-50%	3%
Net charge-offs	$27	$49	$25	-45%	9%
Net charge-offs as % of average loans (annualized)	.12%	.22%	.11%

(1)	Excludes loans acquired at a discount. Predominantly residential real estate loans.

Noninterest Income and Expense.  Noninterest income totaled $484 million in the recent quarter, compared with $465 million in the fourth quarter of 2016 and $459 million in the third quarter of 2017.  The recent quarter’s improvement as compared with the final 2016 quarter and 2017’s third quarter resulted largely from higher gains on investment securities and increased trust income.

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Noninterest Income

				Change 4Q17 vs.
($ in millions)	4Q17	4Q16	3Q17	4Q16	3Q17

Mortgage banking revenues	$96	$98	$97	-2%	-1%
Service charges on deposit accounts	108	105	109	3%	-1%
Trust income	130	122	125	6%	4%
Brokerage services income	13	15	15	-16%	-13%
Trading account and foreign exchange gains	10	7	7	36%	48%
Gain on bank investment securities	21	2	—	—	—
Other revenues from operations	106	116	106	-8%	-1%
Total other income	$484	$465	$459	4%	5%

Noninterest income aggregated $1.85 billion in 2017, up from $1.83 billion in 2016. Higher trust income, service charges on deposit accounts and credit-related fees in 2017 were the drivers of that increase.

Noninterest expense totaled $796 million in the fourth quarter of 2017, $769 million in the year-earlier quarter and $806 million in the third quarter of 2017.  Excluding expenses considered to be nonoperating in nature, such as amortization of core deposit and other intangible assets and merger-related expenses, noninterest operating expenses were $789 million in the recent quarter, $760 million in the fourth quarter of 2016 and $798 million in 2017’s third quarter. The most significant factors for the rise in noninterest operating expenses in the recent quarter as compared with the final quarter of 2016 were increased contributions to The M&T Charitable Foundation and higher salaries and employee benefits expenses. The decline in noninterest operating expenses from the third quarter of 2017 resulted largely from the $50 million increase in the reserve for legal matters during the third quarter of 2017, largely offset by a $44 million increase in contributions to The M&T Charitable Foundation in 2017’s fourth quarter.

Noninterest Expense

				Change 4Q17 vs.
($ in millions)	4Q17	4Q16	3Q17	4Q16	3Q17

Salaries and employee benefits	$403	$393	$399	2%	1%
Equipment and net occupancy	71	70	75	2%	-6%
Outside data processing and software	50	44	46	14%	9%
FDIC assessments	24	29	24	-18%	-1%
Advertising and marketing	19	21	17	-8%	11%
Printing, postage and supplies	9	9	9	-1%	-2%
Amortization of core deposit and other intangible assets	7	9	8	-23%	-10%
Other costs of operations	213	194	228	10%	-7%
Total other expense	$796	$769	$806	3%	-1%

For the year ended December 31, 2017, noninterest expense aggregated $3.14 billion, compared with $3.05 billion in 2016.  Noninterest operating expenses were $3.11 billion and $2.97 billion in 2017 and 2016, respectively. The higher level of such expenses in 2017 resulted largely from increased costs for salaries and employee benefits, higher charitable contributions and increases to the reserve for legal matters.

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The efficiency ratio, or noninterest operating expenses divided by the sum of taxable-equivalent net interest income and noninterest income (exclusive of gains and losses from bank investment securities), measures the relationship of operating expenses to revenues.  M&T's efficiency ratio was 54.7% in the recent quarter, 56.4% in the year-earlier quarter and 56.0% in the third quarter of 2017.  The efficiency ratio for the full year 2017 was 55.1%, improved from 56.1% in 2016.

Balance Sheet.  M&T had total assets of $118.6 billion at December 31, 2017, compared with $123.4 billion at December 31, 2016. Loans and leases, net of unearned discount, aggregated $88.0 billion at the recent year-end, $2.9 billion or 3% below $90.9 billion a year earlier. Investment securities were $14.7 billion at the end of 2017, compared with $16.3 billion at December 31, 2016.  Total deposits were $92.4 billion at the recent year-end and $95.5 billion at December 31, 2016.

Total shareholders' equity was $16.3 billion at December 31, 2017 and $16.5 billion a year earlier, representing 13.70% and 13.35%, respectively, of total assets.  Common shareholders' equity was $15.0 billion, or $100.03 per share, at December 31, 2017, compared with $15.3 billion, or $97.64 per share, at December 31, 2016.  Tangible equity per common share of $69.08 at December 31, 2017 was up 2% from $67.85 at December 31, 2016.  Common shareholders’ equity per share and tangible equity per common share were $99.70 and $69.02, respectively, at September 30, 2017.  In the calculation of tangible equity per common share, common shareholders' equity is reduced by the carrying values of goodwill and core deposit and other intangible assets, net of applicable deferred tax balances.  M&T estimates that the ratio of Common Equity Tier 1 to risk-weighted assets under regulatory capital rules was approximately 10.93% at December 31, 2017.

In accordance with its 2017 capital plan, M&T repurchased 1,343,356 shares of its common stock during the recent quarter at an average cost per share of $166.91, for a total cost of $224 million.  During 2017, M&T repurchased a total of 7,369,105 shares of its common stock under the 2017 and 2016 capital plans at a total cost of $1.21 billion.

Conference Call.  Investors will have an opportunity to listen to M&T's conference call to discuss fourth quarter and full-year financial results today at 11:00 a.m. Eastern Time.  Those wishing to participate in the call may dial (877) 780-2276.  International participants, using any applicable international calling codes, may dial   (973) 582-2700.  Callers should reference M&T Bank Corporation or the conference ID #4178049.  The conference call will be webcast live through M&T's website at http://ir.mandtbank.com/events.cfm. A replay of the call will be available through Thursday, February 1, 2018 by calling (800) 585-8367, or (404) 537-3406 for international participants, and by making reference to ID #4178049.  The event will also be archived and available by 7:00 p.m. today on M&T's website at http://ir.mandtbank.com/events.cfm.

M&T is a financial holding company headquartered in Buffalo, New York.  M&T's principal banking subsidiary, M&T Bank, operates banking offices in New York, Maryland, New Jersey, Pennsylvania, Delaware,

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Connecticut, Virginia, West Virginia and the District of Columbia.  Trust-related services are provided by M&T's Wilmington Trust-affiliated companies and by M&T Bank.

Forward-Looking Statements.  This news release contains forward-looking statements that are based on current expectations, estimates and projections about M&T's business, management's beliefs and assumptions made by management.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Future Factors include changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation affecting the financial services industry as a whole, and M&T and its subsidiaries individually or collectively, including tax legislation; regulatory supervision and oversight, including monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements.

These are representative of the Future Factors that could affect the outcome of the forward-looking statements.  In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other Future Factors.

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Financial Highlights

	Three months ended			Year ended
	December 31			December 31
Amounts in thousands, except per share	2017	2016	Change	2017	2016	Change
Performance
Net income	$322,403	330,571	-2%	$1,408,306	1,315,114	7%
Net income available to common shareholders	302,486	307,797	-2%	1,327,517	1,223,481	9%
Per common share:
Basic earnings	$2.01	1.98	2%	$8.72	7.80	12%
Diluted earnings	2.01	1.98	2%	8.70	7.78	12%
Cash dividends	$.75	.70	7%	$3.00	2.80	7%
Common shares outstanding:
Average - diluted (1)	150,348	155,700	-3%	152,551	157,304	-3%
Period end (2)	150,112	156,213	-4%	150,112	156,213	-4%
Return on (annualized):
Average total assets	1.06%	1.05%		1.17%	1.06%
Average common shareholders' equity	8.03%	8.13%		8.87%	8.16%
Taxable-equivalent net interest income	$980,457	883,147	11%	$3,815,614	3,496,849	9%
Yield on average earning assets	3.93%	3.45%		3.82%	3.49%
Cost of interest-bearing liabilities	.59%	.57%		.55%	.56%
Net interest spread	3.34%	2.88%		3.27%	2.93%
Contribution of interest-free funds	.22%	.20%		.20%	.18%
Net interest margin	3.56%	3.08%		3.47%	3.11%
Net charge-offs to average total net loans (annualized)	.12%	.22%		.16%	.18%
Net operating results (3)
Net operating income	$326,664	336,095	-3%	$1,427,331	1,362,692	5%
Diluted net operating earnings per common share	2.04	2.01	1%	8.82	8.08	9%
Return on (annualized):
Average tangible assets	1.12%	1.10%		1.23%	1.14%
Average tangible common equity	11.77%	11.93%		13.00%	12.25%
Efficiency ratio	54.65%	56.42%		55.07%	56.10%

	At December 31
Loan quality	2017	2016	Change
Nonaccrual loans	$882,598	920,015	-4%
Real estate and other foreclosed assets	111,910	139,206	-20%
Total nonperforming assets	$994,508	1,059,221	-6%
	0	-
Accruing loans past due 90 days or more (4)	$244,405	300,659	-19%

Government guaranteed loans included in totals above:
Nonaccrual loans	$35,677	40,610	-12%
Accruing loans past due 90 days or more	235,489	282,659	-17%
	-	-	0%
Renegotiated loans	$221,513	190,374	16%
	0	-
Accruing loans acquired at a discount past due 90 days or more (5)	$47,418	61,144	-22%

Purchased impaired loans (6):
Outstanding customer balance	$688,091	927,446	-26%
Carrying amount	410,015	578,032	-29%
	0	0	-
Nonaccrual loans to total net loans	1.00%	1.01%

Allowance for credit losses to total loans	1.16%	1.09%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 15.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

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Financial Highlights, Five Quarter Trend

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Amounts in thousands, except per share	2017	2017	2017	2017	2016
Performance
Net income	$322,403	355,923	381,053	348,927	330,571
Net income available to common shareholders	302,486	335,804	360,662	328,567	307,797
Per common share:
Basic earnings	$2.01	2.22	2.36	2.13	1.98
Diluted earnings	2.01	2.21	2.35	2.12	1.98
Cash dividends	$.75	.75	.75	.75	.70
Common shares outstanding:
Average - diluted (1)	150,348	151,691	153,276	154,949	155,700
Period end (2)	150,112	151,291	152,539	153,781	156,213
Return on (annualized):
Average total assets	1.06%	1.18%	1.27%	1.15%	1.05%
Average common shareholders' equity	8.03%	8.89%	9.67%	8.89%	8.13%
Taxable-equivalent net interest income	$980,457	965,962	946,936	922,259	883,147
Yield on average earning assets	3.93%	3.89%	3.79%	3.67%	3.45%
Cost of interest-bearing liabilities	.59%	.57%	.52%	.52%	.57%
Net interest spread	3.34%	3.32%	3.27%	3.15%	2.88%
Contribution of interest-free funds	.22%	.21%	.18%	.19%	.20%
Net interest margin	3.56%	3.53%	3.45%	3.34%	3.08%
Net charge-offs to average total net loans (annualized)	.12%	.11%	.20%	.19%	.22%
Net operating results (3)
Net operating income	$326,664	360,658	385,974	354,035	336,095
Diluted net operating earnings per common share	2.04	2.24	2.38	2.15	2.01
Return on (annualized):
Average tangible assets	1.12%	1.25%	1.33%	1.21%	1.10%
Average tangible common equity	11.77%	13.03%	14.18%	13.05%	11.93%
Efficiency ratio	54.65%	56.00%	52.74%	56.93%	56.42%

	December 31,	September 30,	June 30,	March 31,	December 31,
Loan quality	2017	2017	2017	2017	2016
Nonaccrual loans	$882,598	869,362	872,374	926,675	920,015
Real estate and other foreclosed assets	111,910	110,515	104,424	119,155	139,206
Total nonperforming assets	$994,508	979,877	976,798	1,045,830	1,059,221
Accruing loans past due 90 days or more (4)	$244,405	261,288	265,461	280,019	300,659
Government guaranteed loans included in totals above:
Nonaccrual loans	$35,677	34,687	39,296	39,610	40,610
Accruing loans past due 90 days or more	235,489	252,072	235,227	252,552	282,659
Renegotiated loans	$221,513	226,672	221,892	191,343	190,374
Accruing loans acquired at a discount past due 90 days or more (5)	$47,418	56,225	57,498	63,732	61,144
Purchased impaired loans (6):
Outstanding customer balance	$688,091	779,340	838,476	890,431	927,446
Carrying amount	410,015	466,943	512,393	552,935	578,032
Nonaccrual loans to total net loans	1.00%	.99%	.98%	1.04%	1.01%
Allowance for credit losses to total loans	1.16%	1.15%	1.13%	1.12%	1.09%

(1)	Includes common stock equivalents.
(2)	Includes common stock issuable under deferred compensation plans.
(3)

Excludes amortization and balances related to goodwill and core deposit and other intangible assets and merger-related expenses which, except in the calculation of the efficiency ratio, are net of applicable income tax effects. Reconciliations of net income with net operating income appear on page 16.

(4)	Excludes loans acquired at a discount. Predominantly residential real estate loans.
(5)	Loans acquired at a discount that were recorded at fair value at acquisition date. This category does not include purchased impaired loans that are presented separately.
(6)	Accruing loans acquired at a discount that were impaired at acquisition date and recorded at fair value.

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Condensed Consolidated Statement of Income

	Three months ended			Year ended
	December 31			December 31
Dollars in thousands	2017	2016	Change	2017	2016	Change
Interest income	$1,074,139	982,901	9%	$4,167,795	3,895,871	7%
Interest expense	102,689	107,137	-4	386,751	425,984	-9
Net interest income	971,450	875,764	11	3,781,044	3,469,887	9
Provision for credit losses	31,000	62,000	-50	168,000	190,000	-12
Net interest income after provision for credit losses	940,450	813,764	16	3,613,044	3,279,887	10
Other income
Mortgage banking revenues	96,235	98,504	-2	363,827	373,697	-3
Service charges on deposit accounts	107,783	104,890	3	427,372	419,102	2
Trust income	129,669	122,003	6	501,381	472,184	6
Brokerage services income	12,768	15,233	-16	61,445	63,423	-3
Trading account and foreign exchange gains	10,468	7,692	36	35,301	41,126	-14
Gain on bank investment securities	21,296	1,566	—	21,279	30,314	-30
Other revenues from operations	105,834	115,571	-8	440,538	426,150	3
Total other income	484,053	465,459	4	1,851,143	1,825,996	1
Other expense
Salaries and employee benefits	402,878	393,354	2	1,650,729	1,623,600	2
Equipment and net occupancy	71,363	69,976	2	295,084	295,141	—
Outside data processing and software	50,033	43,987	14	184,670	172,389	7
FDIC assessments	23,722	28,991	-18	101,871	105,045	-3
Advertising and marketing	19,366	21,074	-8	69,203	87,137	-21
Printing, postage and supplies	8,563	8,681	-1	35,960	39,546	-9
Amortization of core deposit and other intangible assets	7,025	9,089	-23	31,366	42,613	-26
Other costs of operations	212,863	193,951	10	771,442	682,014	13
Total other expense	795,813	769,103	3	3,140,325	3,047,485	3
Income before income taxes	628,690	510,120	23	2,323,862	2,058,398	13
Applicable income taxes	306,287	179,549	71	915,556	743,284	23
Net income	$322,403	330,571	-2%	$1,408,306	1,315,114	7%

11-11-11-11-11

M&T BANK CORPORATION

Condensed Consolidated Statement of Income, Five Quarter Trend

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Dollars in thousands	2017	2017	2017	2017	2016
Interest income	$1,074,139	1,057,210	1,030,413	1,006,033	982,901
Interest expense	102,689	100,076	92,213	91,773	107,137
Net interest income	971,450	957,134	938,200	914,260	875,764
Provision for credit losses	31,000	30,000	52,000	55,000	62,000
Net interest income after provision for credit losses	940,450	927,134	886,200	859,260	813,764
Other income
Mortgage banking revenues	96,235	96,737	86,163	84,692	98,504
Service charges on deposit accounts	107,783	109,356	106,057	104,176	104,890
Trust income	129,669	124,900	126,797	120,015	122,003
Brokerage services income	12,768	14,676	16,617	17,384	15,233
Trading account and foreign exchange gains	10,468	7,058	8,084	9,691	7,692
Gain (loss) on bank investment securities	21,296	—	(17)	—	1,566
Other revenues from operations	105,834	106,702	117,115	110,887	115,571
Total other income	484,053	459,429	460,816	446,845	465,459
Other expense
Salaries and employee benefits	402,878	399,089	398,900	449,862	393,354
Equipment and net occupancy	71,363	75,558	73,797	74,366	69,976
Outside data processing and software	50,033	45,761	44,575	44,301	43,987
FDIC assessments	23,722	23,969	25,353	28,827	28,991
Advertising and marketing	19,366	17,403	16,324	16,110	21,074
Printing, postage and supplies	8,563	8,732	8,957	9,708	8,681
Amortization of core deposit and other intangible assets	7,025	7,808	8,113	8,420	9,089
Other costs of operations	212,863	227,705	174,616	156,258	193,951
Total other expense	795,813	806,025	750,635	787,852	769,103
Income before income taxes	628,690	580,538	596,381	518,253	510,120
Applicable income taxes	306,287	224,615	215,328	169,326	179,549
Net income	$322,403	355,923	381,053	348,927	330,571

12-12-12-12-12

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet

	December 31
Dollars in thousands	2017	2016	Change
ASSETS
Cash and due from banks	$1,420,888	1,320,549	8%
Interest-bearing deposits at banks	5,078,903	5,000,638	2
Trading account	132,909	323,867	-59
Investment securities	14,664,525	16,250,468	-10
Loans and leases:
Commercial, financial, etc.	21,742,651	22,610,047	-4
Real estate - commercial	33,366,373	33,506,394	—
Real estate - consumer	19,613,344	22,590,912	-13
Consumer	13,266,615	12,146,063	9
Total loans and leases, net of unearned discount	87,988,983	90,853,416	-3
Less: allowance for credit losses	1,017,198	988,997	3
Net loans and leases	86,971,785	89,864,419	-3
Goodwill	4,593,112	4,593,112	—
Core deposit and other intangible assets	71,589	97,655	-27
Other assets	5,659,776	5,998,498	-6
Total assets	$118,593,487	123,449,206	-4%

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$33,975,180	32,813,896	4%
Interest-bearing deposits	58,278,970	62,478,053	-7
Deposits at Cayman Islands office	177,996	201,927	-12
Total deposits	92,432,146	95,493,876	-3
Short-term borrowings	175,099	163,442	7
Accrued interest and other liabilities	1,593,993	1,811,431	-12
Long-term borrowings	8,141,430	9,493,835	-14
Total liabilities	102,342,668	106,962,584	-4
Shareholders' equity:
Preferred	1,231,500	1,231,500	—
Common	15,019,319	15,255,122	-2
Total shareholders' equity	16,250,819	16,486,622	-1
Total liabilities and shareholders' equity	$118,593,487	123,449,206	-4%

13-13-13-13-13

M&T BANK CORPORATION

Condensed Consolidated Balance Sheet, Five Quarter Trend

	December 31,	September 30,	June 30,	March 31,	December 31,
Dollars in thousands	2017	2017	2017	2017	2016
ASSETS
Cash and due from banks	$1,420,888	1,368,252	1,344,478	1,286,962	1,320,549
Interest-bearing deposits at banks	5,078,903	6,306,484	5,023,829	6,945,149	5,000,638
Federal funds sold	—	—	1,000	—	—
Trading account	132,909	170,516	174,646	174,854	323,867
Investment securities	14,664,525	15,073,926	15,816,060	15,968,415	16,250,468
Loans and leases:
Commercial, financial, etc.	21,742,651	21,743,251	22,191,051	22,295,376	22,610,047
Real estate - commercial	33,366,373	32,914,288	33,348,991	33,071,654	33,506,394
Real estate - consumer	19,613,344	20,265,162	20,960,171	21,724,491	22,590,912
Consumer	13,266,615	13,002,433	12,580,342	12,221,481	12,146,063
Total loans and leases, net of unearned discount	87,988,983	87,925,134	89,080,555	89,313,002	90,853,416
Less: allowance for credit losses	1,017,198	1,013,326	1,008,225	1,001,430	988,997
Net loans and leases	86,971,785	86,911,808	88,072,330	88,311,572	89,864,419
Goodwill	4,593,112	4,593,112	4,593,112	4,593,112	4,593,112
Core deposit and other intangible assets	71,589	78,614	86,422	94,535	97,655
Other assets	5,659,776	5,899,092	5,784,690	5,848,652	5,998,498
Total assets	$118,593,487	120,401,804	120,896,567	123,223,251	123,449,206

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$33,975,180	33,111,246	32,366,426	34,279,591	32,813,896
Interest-bearing deposits	58,278,970	60,170,133	60,978,895	62,570,167	62,478,053
Deposits at Cayman Islands office	177,996	232,014	195,617	192,763	201,927
Total deposits	92,432,146	93,513,393	93,540,938	97,042,521	95,493,876
Short-term borrowings	175,099	200,768	1,695,453	185,102	163,442
Accrued interest and other liabilities	1,593,993	1,791,946	1,727,059	1,694,905	1,811,431
Long-term borrowings	8,141,430	8,577,645	7,649,580	8,087,619	9,493,835
Total liabilities	102,342,668	104,083,752	104,613,030	107,010,147	106,962,584
Shareholders' equity:
Preferred	1,231,500	1,231,500	1,231,500	1,231,500	1,231,500
Common	15,019,319	15,086,552	15,052,037	14,981,604	15,255,122
Total shareholders' equity	16,250,819	16,318,052	16,283,537	16,213,104	16,486,622
Total liabilities and shareholders' equity	$118,593,487	120,401,804	120,896,567	123,223,251	123,449,206

14-14-14-14-14

M&T BANK CORPORATION

Condensed Consolidated Average Balance Sheet and Annualized Taxable-equivalent Rates

	Three months ended						Change in balance		Year ended
	December 31,		December 31,		September 30,		December 31, 2017 from		December 31				Change
Dollars in millions	2017		2016		2017		December 31,	September 30,	2017		2016		in
	Balance	Rate	Balance	Rate	Balance	Rate	2016	2017	Balance	Rate	Balance	Rate	balance
ASSETS
Interest-bearing deposits at banks	$6,680	1.31%	8,790	.54%	4,740	1.25%	-24%	41%	$5,578	1.10%	8,846	.51%	-37%
Trading account	87	1.31	70	2.05	73	1.92	23	18	71	1.70	85	1.71	-16
Investment securities	14,808	2.30	15,417	2.28	15,443	2.28	-4	-4	15,538	2.34	15,009	2.44	4
Loans and leases, net of unearned discount
Commercial, financial, etc.	21,562	4.06	21,936	3.47	21,734	3.98	-2	-1	21,981	3.88	21,397	3.44	3
Real estate - commercial	33,138	4.61	32,822	4.01	33,257	4.50	1	—	33,196	4.40	30,915	4.06	7
Real estate - consumer	19,974	4.03	23,096	3.88	20,609	3.96	-14	-3	21,013	3.96	24,463	3.92	-14
Consumer	13,163	4.91	12,123	4.53	12,786	4.89	9	3	12,625	4.82	11,841	4.54	7
Total loans and leases, net	87,837	4.40	89,977	3.93	88,386	4.32	-2	-1	88,815	4.25	88,616	3.96	—
Total earning assets	109,412	3.93	114,254	3.45	108,642	3.89	-4	1	110,002	3.82	112,556	3.49	-2
Goodwill	4,593		4,593		4,593		—	—	4,593		4,593		—
Core deposit and other intangible assets	75		102		82		-27	-9	86		117		-26
Other assets	6,146		6,785		6,198		-9	-1	6,179		7,074		-13
Total assets	$120,226		125,734		119,515		-4%	1%	$120,860		124,340		-3%

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits
Savings and interest-checking deposits	$53,436	.29	54,055	.20	53,287	.28	-1%	—%	$53,399	.25	52,194	.17	2%
Time deposits	6,888	.70	10,936	.86	7,673	.72	-37	-10	8,161	.75	12,253	.84	-33
Deposits at Cayman Islands office	215	.61	206	.42	169	.73	4	27	185	.64	199	.40	-7
Total interest-bearing deposits	60,539	.34	65,197	.31	61,129	.34	-7	-1	61,745	.32	64,646	.30	-4
Short-term borrowings	178	.81	200	.30	244	.90	-11	-27	205	.74	894	.41	-77
Long-term borrowings	8,464	2.37	9,901	2.26	8,033	2.35	-15	5	8,302	2.28	10,252	2.25	-19
Total interest-bearing liabilities	69,181	.59	75,298	.57	69,406	.57	-8	—	70,252	.55	75,792	.56	-7
Noninterest-bearing deposits	32,930		31,717		32,005		4	3	32,520		30,160		8
Other liabilities	1,844		2,046		1,803		-10	2	1,793		1,969		-9
Total liabilities	103,955		109,061		103,214		-5	1	104,565		107,921		-3
Shareholders' equity	16,271		16,673		16,301		-2	—	16,295		16,419		-1
Total liabilities and shareholders' equity	$120,226		125,734		119,515		-4%	1%	$120,860		124,340		-3%

Net interest spread		3.34		2.88		3.32				3.27		2.93
Contribution of interest-free funds		.22		.20		.21				.20		.18
Net interest margin		3.56%		3.08%		3.53%				3.47%		3.11%

15-15-15-15-15

M&T BANK CORPORATION

Reconciliation of GAAP to Non-GAAP Measures

	Three months ended		Year ended
	December 31		December 31
	2017	2016	2017	2016
Income statement data
In thousands, except per share
Net income
Net income	$322,403	330,571	1,408,306	1,315,114
Amortization of core deposit and other intangible assets (1)	4,261	5,524	19,025	25,893
Merger-related expenses (1)	—	—	—	21,685
Net operating income	$326,664	336,095	1,427,331	1,362,692

Earnings per common share
Diluted earnings per common share	$2.01	1.98	8.70	7.78
Amortization of core deposit and other intangible assets (1)	.03	.03	.12	.16
Merger-related expenses (1)	—	—	—	.14
Diluted net operating earnings per common share	$2.04	2.01	8.82	8.08

Other expense
Other expense	$795,813	769,103	3,140,325	3,047,485
Amortization of core deposit and other intangible assets	(7,025)	(9,089)	(31,366)	(42,613)
Merger-related expenses	—	—	—	(35,755)
Noninterest operating expense	$788,788	760,014	3,108,959	2,969,117

Merger-related expenses
Salaries and employee benefits	$—	—	—	5,334
Equipment and net occupancy	—	—	—	1,278
Outside data processing and software	—	—	—	1,067
Advertising and marketing	—	—	—	10,522
Printing, postage and supplies	—	—	—	1,482
Other costs of operations	—	—	—	16,072
Total	$—	—	—	35,755

Efficiency ratio
Noninterest operating expense (numerator)	$788,788	760,014	3,108,959	2,969,117
Taxable-equivalent net interest income	980,457	883,147	3,815,614	3,496,849
Other income	484,053	465,459	1,851,143	1,825,996
Less: Gain on bank investment securities	21,296	1,566	21,279	30,314
Denominator	$1,443,214	1,347,040	5,645,478	5,292,531
Efficiency ratio	54.65%	56.42%	55.07%	56.10%

Balance sheet data
In millions
Average assets
Average assets	$120,226	125,734	120,860	124,340
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(75)	(102)	(86)	(117)
Deferred taxes	26	40	33	46
Average tangible assets	$115,584	121,079	116,214	119,676
Average common equity
Average total equity	$16,271	16,673	16,295	16,419
Preferred stock	(1,232)	(1,492)	(1,232)	(1,297)
Average common equity	15,039	15,181	15,063	15,122
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(75)	(102)	(86)	(117)
Deferred taxes	26	40	33	46
Average tangible common equity	$10,397	10,526	10,417	10,458
			-	-
At end of quarter
Total assets
Total assets	$118,593	123,449
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(72)	(98)
Deferred taxes	19	39
Total tangible assets	$113,947	118,797
Total common equity
Total equity	$16,251	16,487
Preferred stock	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	15,016	15,252
Goodwill	(4,593)	(4,593)
Core deposit and other intangible assets	(72)	(98)
Deferred taxes	19	39
Total tangible common equity	$10,370	10,600

(1)	After any related tax effect.

16-16-16-16-16

M&T BANK CORPORATION

Reconciliation of Quarterly GAAP to Non-GAAP Measures, Five Quarter Trend

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Income statement data
In thousands, except per share
Net income
Net income	$322,403	355,923	381,053	348,927	330,571
Amortization of core deposit and other intangible assets (1)	4,261	4,735	4,921	5,108	5,524
Net operating income	$326,664	360,658	385,974	354,035	336,095

Earnings per common share
Diluted earnings per common share	$2.01	2.21	2.35	2.12	1.98
Amortization of core deposit and other intangible assets (1)	.03	.03	.03	.03	.03
Diluted net operating earnings per common share	$2.04	2.24	2.38	2.15	2.01

Other expense
Other expense	$795,813	806,025	750,635	787,852	769,103
Amortization of core deposit and other intangible assets	(7,025)	(7,808)	(8,113)	(8,420)	(9,089)
Noninterest operating expense	$788,788	798,217	742,522	779,432	760,014

Efficiency ratio
Noninterest operating expense (numerator)	$788,788	798,217	742,522	779,432	760,014
Taxable-equivalent net interest income	980,457	965,962	946,936	922,259	883,147
Other income	484,053	459,429	460,816	446,845	465,459
Less: Gain (loss) on bank investment securities	21,296	—	(17)	—	1,566
Denominator	$1,443,214	1,425,391	1,407,769	1,369,104	1,347,040
Efficiency ratio	54.65%	56.00%	52.74%	56.93%	56.42%

Balance sheet data
In millions
Average assets
Average assets	$120,226	119,515	120,765	122,978	125,734
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(75)	(82)	(90)	(98)	(102)
Deferred taxes	26	32	35	39	40
Average tangible assets	$115,584	114,872	116,117	118,326	121,079

Average common equity
Average total equity	$16,271	16,301	16,285	16,323	16,673
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,492)
Average common equity	15,039	15,069	15,053	15,091	15,181
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(75)	(82)	(90)	(98)	(102)
Deferred taxes	26	32	35	39	40
Average tangible common equity	$10,397	10,426	10,405	10,439	10,526

At end of quarter
Total assets
Total assets	$118,593	120,402	120,897	123,223	123,449
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(72)	(79)	(86)	(95)	(98)
Deferred taxes	19	31	33	38	39
Total tangible assets	$113,947	115,761	116,251	118,573	118,797

Total common equity
Total equity	$16,251	16,318	16,284	16,213	16,487
Preferred stock	(1,232)	(1,232)	(1,232)	(1,232)	(1,232)
Undeclared dividends - cumulative preferred stock	(3)	(3)	(3)	(3)	(3)
Common equity, net of undeclared cumulative preferred dividends	15,016	15,083	15,049	14,978	15,252
Goodwill	(4,593)	(4,593)	(4,593)	(4,593)	(4,593)
Core deposit and other intangible assets	(72)	(79)	(86)	(95)	(98)
Deferred taxes	19	31	33	38	39
Total tangible common equity	$10,370	10,442	10,403	10,328	10,600

(1)	After any related tax effect.

###